Courageous Innovation August 2022 NASDAQ: OCGN

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are based on the beliefs and assumptions of Ocugen, Inc. and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward- looking statements. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations. These and other risks and uncertainties are more fully described in our periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Forward- looking statements that we make in this presentation are based on a combination of facts and factors currently known to us and speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We’re Here to Make an Impact Through Courageous Innovation 3 Mission: At Ocugen, we are developing novel solutions to medical challenges, approaching healthcare innovation with purpose and agility to deliver new options for people facing serious disease and conditions Pioneering a breakthrough modifier gene therapy for several vision impairment diseases Innovating a novel biologic to treat eye diseases that can lead to vision loss for millions of people Co-developing a COVID-19 vaccine Creating a restorative cell therapy (RCT) platform to treat serious conditions like articular cartilage lesions

4 Pipeline Overview Asset/Program Indication Status Vaccine COVAXIN™ (BBV152) SARS-CoV-2 virus COVID-19 • EUA for adults in Mexico; EUA for 5 to 18-year-olds submitted • U.S. Phase 2/3 Immuno-bridging and broadening clinical trial in-progress • Health Canada NDS withdrawn, to be resubmitted with additional information, including U.S. clinical trial data* Cell therapy NeoCart® (Autologous chondrocyte- derived neocartilage) Treatment of Articular Cartilage Defects in the Knee U.S. Regenerative Medicine Advanced Therapy (RMAT) designation; Phase 3 clinical trial under development Modifier Gene Therapy Platform OCU400 *** AAV-hNR2E3 Gene mutation-associated retinal degeneration** NR2E3 Mutation Phase 1/2 RHO Mutation Phase 1/2 CEP290 Mutation To be submitted OCU410 AAV-hRORA Dry Age-Related Macular Degeneration (Dry AMD)** Preclinical Novel Biologic OCU200 Transferrin – Tumstatin Diabetic Macular Edema Preclinical Diabetic Retinopathy Preclinical Wet Age-Related Macular Degeneration (Wet AMD) Preclinical * Original submission based exclusively on Bharat Biotech-sponsored clinical trials in India has been withdrawn ** No approved therapies exist https://www.aao.org/eye-health/diseases/retinitis-pigmentosa-treatment | https://www.aao.org/eye-health/diseases/amd-treatment *** ORPHAN DRUG DESIGNATION in the US; Broad ORPHAN MEDICINAL PRODUCT DESIGNATION by the EC for the treatment of retinitis pigmentosa (RP) and Leber congenital amaurosis (LCA)

5 COVAXIN™ (BBV152) A Whole-Virion Inactivated COVID-19 Vaccine Candidate Licensed from Bharat Biotech (BBIL) for North American Markets

6 Why COVAXIN™ (BBV152)? Designed to augment our North American arsenal of vaccines against COVID-19 • Adult and pediatric phase 2/3 data suggest both humoral & cellular responses generated against multiple viral proteins • Data support that the vaccine induces a Th1 response (cell-mediated immunity) which can be vital for durable protection • Data demonstrate strong safety profile within adult and pediatric populations • Similar technology platform used to produce Polio, Influenza and Rabies vaccines KNOWN SAFETY PROFILE USING VERO CELL PLATFORM • Phase 3 data suggest prevention of hospitalizations caused by COVID-19 • Booster dose provides robust neutralizing antibody responses against Omicron and Delta variants DESIGNED FOR BROAD SPECTRUM IMMUNE RESPONSE RESULTS SHOW PREVENTION OF SEVERE COVID-19 DISEASE • 10 dose vial that can be stored and shipped at 2°- 8° C with an expected 2-year shelf life and 6-month stability at room temperature TRANSPORTATION AND STORAGE EASE Image for illustrative purposes only

7 COVAXIN™ (BBV152) Adult and Pediatric Clinical Trial Data Phase 3 Clinical Trial n = 25,798 • Nov 2020 - Jan 2021 across 25 sites • Two doses, 28 days apart Phase 2/3 Clinical Trial in Children (2-18 years) • Observed GMTR = 1.32 (0.92, 1.90 [CI 95%]) n = 526 • May 2021 - Jul 2021 across 6 sites • Two doses, 28 days apart Source: Ella, Reddy, Blackwelder, Potdar, Yadav, Sarangi et al. (2021) Efficacy, safety, and lot-to-lot immunogenicity of an inactivated SARS-CoV-2 vaccine (BBV152): interim results of a randomised, double-blind, controlled, phase 3 trial; The Lancet. https://doi.org/10.1016/S0140-6736(21)02000-6 Source: Vadrevu K, Reddy S, Jogdand H, et al. (2022) Immunogenicity and reactogencity of an inactivated SARS-CoV-2 vaccine (BBV152) in children aged 2 - 18 years: interim data from an open-label, non-randomised, age de- escalation phase 2/3 study; The Lancet. https://doi.org/10.1016/S1473-3099(22)00307-3 Efficacy vs Severe Disease93.4% Serious Adverse Events Less than 0.5% Adverse Events COVAXIN™ and Placebo Arms 12.4% Seroconversion to Wild-Type Neutralizing 92% Seroconversion to S1 IgG, RBD IgG, NP IgG *median 92%* 0% SAEs defined as: hospitalizations, myocarditis, pericarditis, GBS, thrombosis, anaphylactic reactions

8 Pathway for COVAXIN™ (BBV152) development NCT: 05258669 Immuno-bridging and broadening (OCU-002) Safety Proposed Interim Analysis BLA Submission Window OCU-002 A Phase 2/3, Observer-Blind, Immuno-bridging, and Broadening Study of a Whole, Inactivated Severe Acute Respiratory Syndrome Coronavirus (SARS-CoV-2) Vaccine (BBV152) in Healthy Adults Study Type: Interventional (Clinical Trial) Estimated Enrollment: 400 participants Allocation: Randomized Intervention Model: Parallel assignment Intervention Model Description: 1:1 randomization ratio Primary Purpose: Prevention

9 MODIFIER GENE THERAPY PLATFORM Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

10 Our Vision: Inherited Retinal Diseases Modifier Gene Therapy vs Traditional Gene Augmentation Normal gene X Gene Augmentation: Transfer functional version of a non-functional gene into the target cells Modifier Gene Therapy: Designed to introduce a functional gene to modify the expression of many genes/gene networks, and regulate basic biological processes in retina Traditional approach that targets one individual gene mutation at a time Regulatory pathway focused on specific product for one disease Longer time to recoup development costs Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina Smoother regulatory pathway due to ability to target multiple diseases with one product Ability to recoup development costs over multiple therapeutic indications Traditional Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease Rhodopsin Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease Broad Spectrum Therapy for RP ONE Disease GENE X cell GENE X Cell with mutated/nonfunctioning gene X GENE X GENE X cell GENE X GENE X cell GENE X cell GENE M Cell with mutated/nonfunctioning gene(s) other than modifier gene GENE X GENE M Modifier gene M Cell with normal function cell We plan to address several diseases using the same modifier gene product cell

11 Our Focus: Nuclear Hormone Receptor Genes (NHRs) *References: https://pubmed.ncbi.nlm.nih.gov/28556246/ | https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5409218/ https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4339951/ | https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0183526 NHRs in the retina are modulators of retinal development & function, acting as “master genes” in the retina Molecular reset of key transcription factors and associated gene networks – retinal homeostasis Gene modifier concept, including its impact on clinical phenotypes, is well known in other disease areas, such as cystic fibrosis and spinal muscular atrophy

12 Proof of Principle: Published in Nature Gene Therapy OCU400 NR2E3 Mutation-Associated Retinal Disease CEP290 Mutation-Associated Retinal Disease ONE Disease GENE X GNE X https://www.nature.com/articles/s41434-020-0134-z Important milestone for development of therapy; demonstrated proof of principle Protection elicited in multiple animal models of degeneration caused by different mutations Potential to represent first broad-spectrum g e agnostic therapy and provide rescue even after disease onset Efficacy results shown in five unique mouse models of RP Technology developed at Harvard Medical School, Dr. Neena Haider’s Lab Study suggests potency of modifier gene therapy to elicit broad- spectrum therapeutic benefits in early and advanced stages of RP Results suggest evidence of vision rescue in early & advanced stages of disease

13 OCU400 Phase 1/2 U.S. Clinical Trial Progress ⌛ OCU400 A Phase 1/2 Study to Assess the Safety and Efficacy of OCU400 for Retinitis Pigmentosa Associated with NR2E3 (Nuclear Receptor Subfamily 2 Group E Member 3) and RHO (Rhodopsin) Mutations NCT: 05203939 Study Type: Interventional (Clinical Trial) Estimated Enrollment: 18 participants Clinical Trial Sites: Seven Allocation: Non-randomized Intervention Model: Sequential assignment Masking: None (Open Label) Primary Purpose: Treatment Dosing: Escalation study involving low, medium, high doses Phase 1 enrollment expected to conclude by YE 2022 Cohort 1 Cohort 2 Cohort 3 Low dose First dose March 2022 No serious adverse events reported Medium dose First dose August 2022 based on DSMB recommendation High dose To be initiated Completed In-progress Pending

14 OCU400 Expected Pathway to Clinical Development & Potential Approval RP LCA Proposed Indication RP & LCA

Phase 1/2 clinical trial 15 OCU410 (AAV-RORA) Dry Age-Related Macular Degeneration 30 Dry AMD • Leads to irreversible blindness due to degeneration of the retina • ~9-10M patients in the U.S. • Currently no approved treatment for Dry AMD • Contributing factors: aging, genetics, environmental factors We believe OCU410 has the potential to address this disease through its multi-factor approach RORA Inflammation Lipid Peroxidation Oxidative Stress Sources https://www.brightfocus.org/macular/article/age-related-macular-facts-figures https://www.uniprot.org/uniprot/P35398#function https://pubmed.ncbi.nlm.nih.gov/21998696/ https://pubmed.ncbi.nlm.nih.gov/19786043/ We are executing pre-IND studies to support a planned 2023

OCU410 Reduces Drusen in Abca4 -/- Mice, Improves Function • ABCA4 is a retina-specific protein localized in outer segment disk edges of rod photoreceptors • Mutations in ABCA4 have been linked to: a) Age-related macular degeneration (AMD) b) Stargardt macular dystrophy (STGD) c) Recessive RP d) Recessive cone-rod dystrophy • OCU410 reduces drusen in Abca4 -/- mice and improves retinal function 16 IV/IVT- Intravitreal dosing; SR-Subretinal dosing; 1M- 1 month; 2M- 2 month Abca4-/- mice show drusen deposits apparent as yellowish spots on the fundus by 1 month of age and persist at 2 months. Intravitreal (IVT) or subretinal (SR) injections of AAV5-hRora results in reduction of drusen spots Abca4-/- mice Abca4-/- mice Abca4-/- mice

OCU410 Restores Cd59 Expression in Abca4-/- mice IV - Intravitreal; SR-Subretinal; B6 - C57BL/6mice INL - Inner nuclear layer, ONL - outer nuclear layer RPE – Retinal Pigment Epithelium ONL RPE INL • Abca4 -/- mice show very low CD59 expression in their retinas • CD59 prevents the formation of the complement membrane attack complex (MAC) • OCU410 administered by intravitreal or subretinal routes restores CD59 expression in the RPE cells in the retina 17

18 OCU200 Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

19 OCU200 Potential to Treat DME, DR & Wet AMD 30 DME DR Wet AMD OCU200 is a Transferrin-Tumstatin Fusion Protein • Tumstatin: Multiple Mechanisms of Action (MOAs) for treatment and prevention of macular edema and neovascularization • Transferrin: Targets the site of action and improves uptake (better target engagement) Integrin Targeting provides hope to these patients who are non-responders to current therapies Distinct MOA through targeting Integrin pathways can potentially also help reduce number of injections for patients who do respond to Anti-VEGF & corticosteroids therapies We are executing pre-IND studies to support a planned 2023 Phase 1 clinical trial 2 OCU200 Provides hope to ALL patients with DME, DR, or Wet AMD (*) https://www.gene.com/stories/retinal-diseases-fact-sheet https://www.brightfocus.org/macular/article/age-related-macular-facts- figures ~50% of Patients DO NOT Respond to Anti- VEGF/Corticosteroids Therapies ~0.7m ~7.7m ~1.1m patients in the U.S.* patients in the U.S.* patients in the U.S.*

20 NeoCart® (Autologous chondrocyte-derived neocartilage)

21 NeoCart®: Restorative Cell Therapy Designated by FDA as “Regenerative Medicine Advanced Therapy” • Combines breakthroughs in bio-engineering and cell processing to enhance the autologous cartilage repair process • Merges a patient’s own cells with a fortified 3-D scaffold designed to accelerate healing and reduce pain • Patients receive functional cartilage at the time of treatment Follow-up Arthroscopy Demonstrates NeoCart® Progression and Integration Initial Lesion Time Zero Implantation 8 Weeks 6 Months Phase 3 patient follow-up arthroscopies unrelated to NeoCart implant.

22 Ocugen™ Vision Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through Courageous Innovation

August 2022 NASDAQ: OCGN